SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                  July 2, 2001
                               Date Filed with SEC

                                  June 18, 2001
                         Date of Earliest Event Reported

                                (Date of Report)

                              NETWORK COMMERCE INC.

               (Exact Name of Registrant as Specified in Charter)

        WASHINGTON                     000-26707               91-1628103
 ------------------------------ ----------------------- -----------------------
 (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
     of Incorporation)                                     Identification No.)

           411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98104

          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996

              (Registrant's Telephone Number, Including Area Code)


            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events

     On June 18, 2001, Network Commerce Inc. ("Network Commerce") through its wholly-owned subsidiary Internet Domain Registrars Corp., a California corporation doing business as Registrars.com ("IDR"), sold substantially all of IDR's assets to VeriSign, Inc., a Delaware corporation, ("Buyer") and Registrars.com Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Buyer ("Acquisition Sub") pursuant to an Asset Purchase Agreement dated as of June 15, 2001, among Network Commerce, Buyer, Acquisition Sub, IDR, IDR Internet Domain Registrars Corp. ("IDR Canada"), Domainstore.com Registration Corp. ("Domainstore") and Bulkreserve.com Domain Registration Corp. ("Bulkreserve") (IDR Canada, Domainstore.com and Bulkreserve.com are collectively referred to herein as "IDR Subs").

     Under the terms of the asset purchase agreement, VeriSign and Acquisition Sub purchased substantially all of the assets of IDR and IDR Subs. The purchase price for the assets was $4,675,000 plus the value of certain liabilities of IDR and IDR Subs that were assumed by VeriSign at closing. 95% of the purchase price was paid at closing. Five percent of the purchase price will be held in escrow for one year for indemnification purposes, and an additional $350,000 of the purchase price will be withheld until certain contracts have been reviewed and certain consents have been obtained. The consideration paid by VeriSign and Acquisition Sub in connection with the acquisition of the assets of IDR and IDR Subs was determined in arm's length negotiations between Network Commerce and VeriSign.

     Pursuant to the asset purchase agreement, Network Commerce agreed to indemnify VeriSign for, among other things, any damages VeriSign suffers because of any inaccuracy in the representations and warranties made by IDR or Network Commerce in connection with the asset purchase agreement and the other documents related to the acquisition of the assets. To secure these indemnification obligations, 5% of the purchase price will be held by an escrow agent for one year.

     The asset purchase agreement is filed as an exhibit to this report and is incorporated into this report by reference. This summary of the provisions of the stock purchase agreement is not complete, and you should refer to the exhibits for a copy of the actual asset purchase agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Information

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable

         (c)      Exhibits

 10.1 Asset Purchase Agreement, dated as of June 15, 2001, among Network Commerce Inc., Internet Domain Registrars Corp.,
           IDR Internet  Domain Registrars    Corp.,    Blukreserve.com
           Domain    Registration    Corp., Domainstore.com   Registration
           Corp.,   VeriSign,   Inc.  and  Registrars Acquisition Corp.

 99.1      Press Release dated June 18, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NETWORK COMMERCE INC.



Dated:  July 2, 2001      /s/ Anne-Marie Savage
                          Anne-Marie Savage
                          Executive Vice President


















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                                 EXHIBIT INDEX


Exhibit
 Number    Description


 10.1 Asset Purchase Agreement, dated as of June 15, 2001, among Network Commerce Inc., Internet Domain Registrars Corp.,
           IDR Internet  Domain Registrars    Corp.,    Blukreserve.com
           Domain    Registration    Corp., Domainstore.com   Registration
           Corp.,   VeriSign,   Inc.  and  Registrars Acquisition Corp.

 99.1      Press Release dated June 18, 2001.




































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